Exhibit 10.7

AMENDMENT NO. 2 TO FINANCING AGREEMENT

AMENDMENT NO. 2 TO FINANCING AGREEMENT (this “Amendment”), dated as of October 13, 2016, to the Financing Agreement, dated as of October 30, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Funko Acquisition Holdings, L.L.C., a Delaware limited liability company (the “Ultimate Parent” or the “Buyer”), as the initial borrower, and immediately upon consummation of the Funko Acquisition (as defined in the Financing Agreement), Funko Holdings LLC, a Delaware limited liability company (“Parent” or “Funko Holdings”) and Funko, LLC, a Washington limited liability company (“Funko”, and Funko, together with the Ultimate Parent, the Parent and each other Person that executes a Joinder Agreement (as defined in the Financing Agreement) and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a Joinder Agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined in the Financing Agreement), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Cerberus Business Finance, LLC, a Delaware limited liability company (“Cerberus”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and PNC Bank, National Association (“PNC”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrowers have requested that the Lenders make certain changes to the Financing Agreement and the Lenders are willing to make such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2. Fixed Charge Coverage Ratio. The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety, to read as follows:

“‘Fixed Charge Coverage Ratio’ means, with respect to any Person for any period, the ratio of (a) the result of (i) Consolidated EBITDA of such Person and its Subsidiaries for such period, minus (ii) the sum of (x) unfinanced Capital Expenditures made by such Person and its Subsidiaries during such period (excluding expenditures representing the purchase price for any Permitted Acquisition or Investment permitted pursuant to clause (p) of the definition thereof), plus (y) cash income taxes paid by such Person and its Subsidiaries during such period, plus (z) all Permitted Management Fees paid in cash by such Person or any of its Subsidiaries to any of its Affiliates during such period, to (b) the sum of (i) all scheduled installments of principal of Indebtedness (excluding any principal payments made in relation to the Funko Earnout or any Funko Earnout Preferred Equity) of such Person and its Subsidiaries paid during such period to the extent there is an equivalent permanent reduction in the commitments thereunder, plus (ii) Consolidated Cash Interest Expense of such Person and its Subsidiaries for such period, plus (iii) cash dividends or distributions paid, or the purchase, redemption or other acquisition or retirement for value (including in connection with any merger or consolidation), by such Person or any of its Subsidiaries, in respect of the Equity Interests of such Person or any of its Subsidiaries (other than dividends or distributions (A) paid by a Loan Party to any other Loan Party, (B) constituting tax distributions, (C) by Ultimate Parent in relation to the Funko Earnout Preferred Equity, including, without limitation, for purposes of redemptions of the Funko Earnout Preferred Equity or (D) made on or about the Amendment No. 1 Effective Date pursuant to Section 7.02(h)(H)) during such period (clauses (b)(i), (b)(ii) and (b)(iii), collectively, “Fixed Charges”); provided, that (x) for the fiscal quarter ending March 31, 2016, Consolidated EBITDA and Fixed Charges shall be calculated for the period commencing with the Effective Date and ending on March 31, 2016, (y) for the fiscal quarter ending June 30, 2016, Consolidated EBITDA and Fixed Charges shall be calculated for the period commencing with the Effective Date and ending on June 30, 2016), and (z) for the fiscal quarter ending September 30, 2016, Consolidated EBITDA and Fixed Charges shall be calculated for the period commencing with the Effective Date and ending on September 30, 2016.”

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction in full or waiver by all Lenders of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) Amendment. Each Agent shall have received this Amendment fully executed by the Loan Parties and the Lenders.

(b) Representations and Warranties; No Default. (i) All representations and warranties contained in the Financing Agreement, in Section 4 hereof and in the other Loan Documents in effect on the Amendment Effective Date shall be true and correct in all material respects (except that any representation and warranty that is qualified as to materiality or similar language shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment or the other Loan Documents becoming effective in accordance with its or their respective terms.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

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(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any Requirement of Law in any material respect or any of its Governing Documents or any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(d) Enforceability of Loan Documents. This Amendment, the Financing Agreement as amended by this Amendment, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

(e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

(f) Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Financing Agreement, and each reference in any other Loan Document to “the Financing Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or any Lender, or to grant to the Collateral Agent or any Lender a Lien on any collateral as security for the Obligations of such Loan Party from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

(g) Reaffirmation. Each Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Collateral Agent, as collateral security for

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the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

5. No Other Waivers. Except as expressly provided in this Amendment, all of the terms and conditions of the Financing Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Agents or the Lenders to grant any similar or other future waiver or amendment of any of the terms and conditions of the Financing Agreement or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Agents or the Lenders under the Financing Agreement or the other Loan Documents.

6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement, as and when provided in Section 9.01 of the Financing Agreement, if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

(e) Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waiver and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in

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each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

(f) This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(g) The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(h) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE REVISIONS CONTEMPLATED HEREIN.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

FUNKO ACQUISITION HOLDINGS, L.L.C.

By:	/s/ Russell Nickel
Name: Russell Nickel
Title: Chief Financial Officer and Secretary

FUNKO HOLDINGS LLC

By:	/s/ Russell Nickel
Name: Russell Nickel
Title: Chief Financial Officer and Secretary

FUNKO, LLC

By:	/s/ Russell Nickel
Name: Russell Nickel
Title: Chief Financial Officer and Secretary

AMENDMENT NO. 2 TO

FINANCING AGREEMENT

COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Dan Wolf
Name: Dan Wolf
Title: Chief Executive Officer

AMENDMENT NO. 2 TO

FINANCING AGREEMENT

ADMINISTRATIVE AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Brandon Schmoyer
Name: Brandon Schmoyer
Title: Assistant Vice President

AMENDMENT NO. 2 TO

FINANCING AGREEMENT

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP

By:	CAL I GP Holdings LLC
Its:	General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Senior Managing Director

CERBERUS AUS LEVERED II LP

By:	CAL II GP LLC
Its:	General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS ICQ LEVERED LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

AMENDMENT NO. 2 TO

FINANCING AGREEMENT

CERBERUS LOAN FUNDING XV L.P.

By:	Cerberus ICQ GP, LLC
Its:	General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS ONSHORE LEVERED III LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS PSERS LEVERED LLC

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS SWC LEVERED, L.P.

By:	Cerberus SL GP LLC
Its:	General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

AMENDMENT NO. 2 TO

FINANCING AGREEMENT

FORTRESS CREDIT OPPORTUNITIES III CLO LP

By:	FCO III CLO GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED

By:	FCO V CLO CM LLC, its Collateral Manager

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED

By:	FCO VII CLO CM LLC, its Collateral Manager

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED

By:	FCO VI CLO CM LLC, its Collateral Manager

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT FUNDING V LP

By:	Fortress Credit Funding V GP LLC, its General Partner

By:	/s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

AMENDMENT NO. 2 TO

FINANCING AGREEMENT